                                                                    EXHIBIT (13)

                      Schedule of Performance Computations

                                    TABLE 1
                AVERAGE ANNUAL TOTAL RETURN--BASIC DEATH BENEFIT


                                                                                                      FROM DATE
                                                                                 FIVE       TEN      SUBACCOUNT
                                                         DATE       ONE YEAR    YEARS      YEARS     ESTABLISHED
                        FUND                          SUBACCOUNT     ENDED      ENDED      ENDED       THROUGH
                     PORTFOLIO                        ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                     ---------                        -----------   --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                           7/00         N/A        N/A        N/A         12.28%
    Diversified Conservative Growth Portfolio            7/00         N/A        N/A        N/A          1.82%
    High Yield Bond Portfolio                            7/00         N/A        N/A        N/A        -13.45%
    Stock Index Portfolio                                7/00         N/A        N/A        N/A        -18.29%
    Equity Portfolio                                     7/00         N/A        N/A        N/A         17.78%
    Prudential Jennison Portfolio                        7/00         N/A        N/A        N/A        -38.75%
    Global Portfolio                                     7/00         N/A        N/A        N/A        -32.60%
    Small Capitalization Stock Portfolio                 7/00         N/A        N/A        N/A          8.88%
    Value Portfolio                                      7/00         N/A        N/A        N/A         47.63%
    20/20 Focus Portfolio                                7/00         N/A        N/A        N/A         -1.44%
AIM Variable Insurance Funds
    AIM V.I. Growth and Income Fund                      7/00         N/A        N/A        N/A        -31.79%
    AIM V.I. Value Fund                                  7/00         N/A        N/A        N/A        -30.03%
American Century Variable Portfolios, Inc.
    American Century VP Value                            7/00         N/A        N/A        N/A         56.61%
Credit Suisse Warburg Pincus Trust
    Global Post-Venture Capital Portfolio                7/00         N/A        N/A        N/A        -44.74%
Franklin Templeton Variable Insurance Products Trust
    Franklin Small Cap Fund--Class 2                     7/00         N/A        N/A        N/A         40.50%
Janus Aspen Series
    Growth Portfolio                                     7/00         N/A        N/A        N/A        -32.21%
    International Growth Portfolio                       7/00         N/A        N/A        N/A        -35.96%
MFS Variable Insurance Trust
    Emerging Growth Series                               7/00         N/A        N/A        N/A        -35.30%
    Research Series                                      7/00         N/A        N/A        N/A        -22.60%
OCC Accumulation Trust (Note 1)
    Managed Portfolio                                    7/00         N/A        N/A        N/A         29.04%
    Small Cap Portfolio                                  7/00                    N/A        N/A         67.80%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                              7/00         N/A        N/A        N/A         35.27%
T. Rowe Price International Series, Inc.
    International Stock Portfolio                        7/00         N/A        N/A        N/A        -27.88%

                                    TABLE 2
              AVERAGE ANNUAL TOTAL RETURN--ENHANCED DEATH BENEFIT


                                                                              FIVE       TEN       FROM DATE
                                                      DATE       ONE YEAR    YEARS      YEARS     SUBACCOUNT
                      FUND                         SUBACCOUNT     ENDED      ENDED      ENDED     ESTABLISHED
                    PORTFOLIO                      ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                    ---------                      -----------   --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                        7/00            N/A     N/A        N/A         12.03%
    Diversified Conservative Growth Portfolio         7/00            N/A     N/A        N/A          1.59%
    High Yield Bond Portfolio                         7/00            N/A     N/A        N/A        -13.65%
    Stock Index Portfolio                             7/00            N/A     N/A        N/A        -18.47%
    Equity Portfolio                                  7/00            N/A     N/A        N/A         17.51%
    Prudential Jennison Portfolio                     7/00            N/A     N/A        N/A        -38.87%
    Global Portfolio                                  7/00            N/A     N/A        N/A        -32.74%
    Small Capitalization Stock Portfolio              7/00            N/A     N/A        N/A          8.63%
    Value Portfolio                                   7/00            N/A     N/A        N/A         47.28%
    20/20 Focus Portfolio                             7/00            N/A     N/A        N/A         -1.68%
AIM Variable Insurance Funds
    AIM V.I. Growth and Income Fund                   7/00            N/A     N/A        N/A        -31.93%
    AIM V.I. Value Fund                               7/00            N/A     N/A        N/A        -30.19%
American Century Variable Portfolios, Inc.
    American Century VP Value                         7/00            N/A     N/A        N/A         56.22%
Credit Suisse Warburg Pincus Trust
    Global Post-Venture Capital Portfolio             7/00            N/A     N/A        N/A        -59.32%
Franklin Templeton Variable Insurance Products
  Trust
    Franklin Small Cap Fund--Class 2                  7/00            N/A     N/A        N/A        -40.62%
Janus Aspen Series
    Growth Portfolio                                  7/00            N/A     N/A        N/A        -32.35%
    International Growth Portfolio                    7/00            N/A     N/A        N/A        -36.10%
MFS Variable Insurance Trust
    Emerging Growth Series                            7/00            N/A     N/A        N/A        -35.44%
    Research Series                                   7/00            N/A     N/A        N/A        -22.76%
OCC Accumulation Trust (Note 1)
    Managed Portfolio                                 7/00            N/A     N/A        N/A         28.72%
    Small Cap Portfolio                               7/00            N/A     N/A        N/A         67.37%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                           7/00            N/A     N/A        N/A         34.95%
T. Rowe Price International Series, Inc.
    International Stock Portfolio                     7/00            N/A     N/A        N/A        -28.03%

                                    TABLE 3

       NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN--BASIC DEATH BENEFIT



                                                                                                   FROM DATE
                                                                              FIVE       TEN       PORTFOLIO
                                                                 ONE YEAR    YEARS      YEARS     ESTABLISHED
                      FUND                            DATE        ENDED      ENDED      ENDED       THROUGH
                    PORTFOLIO                      ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                    ---------                      -----------   --------   --------   --------   -----------
The Prudential Series Fund
  Diversified Bond Portfolio                          06/83         8.18%     4.28%      3.62%        7.41%
  Diversified Conservative Growth Portfolio           05/99         2.33%       N/A        N/A        4.47%
  High Yield Bond Portfolio                           02/87        -9.21%     2.16%      3.45%        5.27%
  Stock Index Portfolio                               10/87       -10.32%    16.49%     12.06%       14.98%
  Equity Portfolio                                    06/83         1.83%    12.00%     10.06%       12.86%
  Prudential Jennison Portfolio                       05/95       -18.55%    18.03%        N/A       19.92%
  Global Portfolio                                    09/88       -18.85%    12.77%     11.01%        9.78%
  Small Capitalization Stock Portfolio                05/95        11.24%    12.14%        N/A       13.95%
  Value Portfolio                                     02/88        13.96%    14.60%      9.66%       13.20%
  20/20 Focus Portfolio                               05/99        -6.74%       N/A        N/A        5.82%
  SP Aggressive Growth Asset Allocation Portfolio     09/00           N/A       N/A        N/A       -5.36%
  SP Alliance Technology Portfolio                    09/00           N/A       N/A        N/A      -57.59%
  SP Balanced Asset Allocation Portfolio              09/00           N/A       N/A        N/A       -4.65%
  SP Conservative Asset Allocation Portfolio          09/00           N/A       N/A        N/A       -6.17%
  SP Growth Asset Allocation Portfolio                09/00           N/A       N/A        N/A        0.03%
  SP INVESCO Small Company Growth Portfolio           09/00           N/A       N/A        N/A      -41.52%
  SP Jennison International Growth Portfolio          09/00           N/A       N/A        N/A      -25.50%
  SP Large Cap Value Portfolio                        09/00           N/A       N/A        N/A        8.54%
  SP MFS Capital Opportunities Portfolio              09/00           N/A       N/A        N/A      -28.57%
  SP MFS Mid-Cap Growth Portfolio                     09/00           N/A       N/A        N/A       -9.48%
  SP PIMCO Total Return Portfolio                     09/00           N/A       N/A        N/A       18.35%
  SP Prudential U.S. Emerging Growth Portfolio        09/00           N/A       N/A        N/A      -48.23%
  SP Small/Mid Cap Value Portfolio                    09/00           N/A       N/A        N/A       35.41%
  SP Strategic Partners Focused Growth Portfolio      09/00           N/A       N/A        N/A      -45.10%
AIM Variable Insurance Funds Inc.
  AIM V.I. Growth and Income Fund                     05/94       -15.77%    15.66%        N/A       16.04%
  AIM V.I. Value Fund                                 06/93       -15.86%    14.41%        N/A       15.37%
American Century Variable Portfolios, Inc.
  American Century VP Value                           05/96        16.50%       N/A        N/A        8.34%
Credit Suisse Warburg Pincus Trust Global
  Post-Venture Capital Portfolio                      09/96       -30.30%       N/A        N/A        6.84%
Franklin Templeton Variable Products Series Fund
  Franklin Small Cap Fund -- Class 2                  09/98       -17.75%       N/A        N/A       26.27%
Janus Aspen Series Growth Portfolio                   09/93       -15.77%    17.90%        N/A       16.43%
International Growth Portfolio                        05/94       -17.14%    21.92%        N/A       18.66%
MFS Variable Insurance Trust Emerging Growth
  Series                                              07/95       -20.75%    20.68%        N/A       22.10%
Research Series                                       07/95        -6.19%    15.02%        N/A       15.58%
OCC Accumulation Trust Managed Portfolio              08/88         8.20%    11.72%      9.09%       15.50%
Small Cap Portfolio                                   08/88        42.19%    11.93%      7.98%       12.29%
T. Rowe Price Equity Series -- Equity Income
  Portfolio                                           03/94        11.47%    12.78%        N/A       15.01%
International Series -- Int'l Stock Portfolio         03/94       -19.01%     7.02%        N/A        6.65%

                                    TABLE 4

      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN--ENHANCED DEATH BENEFIT



                                                                               FIVE       TEN        FROM SEC
                                                                  ONE YEAR    YEARS      YEARS     REGISTRATION
                       FUND                            DATE        ENDED      ENDED      ENDED       THROUGH
                    PORTFOLIO                       ESTABLISHED   12/31/00   12/31/00   12/31/00     12/31/00
                    ---------                       -----------   --------   --------   --------   ------------
The Prudential Series Fund
  Diversified Bond Portfolio                           06/83         7.87%     3.97%      3.34%        7.09%
  Diversified Conservative Growth Portfolio            05/99         2.03%       N/A        N/A        4.16%
  High Yield Bond Portfolio                            02/87        -9.49%     1.85%      3.17%        4.96%
  Stock Index Portfolio                                10/87       -10.58%    16.15%     11.76%       14.63%
  Equity Portfolio                                     06/83         1.53%    11.67%      9.77%       12.53%
  Prudential Jennison Portfolio                        05/95       -18.79%    17.68%        N/A       19.56%
  Global Portfolio                                     09/88       -19.09%    12.43%     10.71%        9.46%
  Small Capitalization Stock Portfolio                 05/95        10.91%    11.80%        N/A       13.61%
  Value Portfolio                                      02/88        13.62%    14.26%      9.37%       12.86%
  20/20 Focus Portfolio                                05/99        -7.01%       N/A        N/A        5.50%
  SP Aggressive Growth Asset Allocation Portfolio      09/00           N/A       N/A        N/A       -5.56%
  SP Alliance Technology Portfolio                     09/00           N/A       N/A        N/A      -57.68%
  SP Balanced Asset Allocation Portfolio               09/00           N/A       N/A        N/A       -4.87%
  SP Conservative Asset Allocation Portfolio           09/00           N/A       N/A        N/A       -6.35%
  SP Growth Asset Allocation Portfolio                 09/00           N/A       N/A        N/A       -0.12%
  SP INVESCO Small Company Growth Portfolio            09/00           N/A       N/A        N/A      -41.69%
  SP Jennison International Growth Portfolio           09/00           N/A       N/A        N/A      -25.62%
  SP Large Cap Value Portfolio                         09/00           N/A       N/A        N/A        8.20%
  SP MFS Capital Opportunities Portfolio               09/00           N/A       N/A        N/A      -28.79%
  SP MFS Mid-Cap Growth Portfolio                      09/00           N/A       N/A        N/A       -9.74%
  SP PIMCO Total Return Portfolio                      09/00           N/A       N/A        N/A       17.99%
  SP Prudential U.S. Emerging Growth Portfolio         09/00           N/A       N/A        N/A      -48.38%
  SP Small/Mid Cap Value Portfolio                     09/00           N/A       N/A        N/A       35.02%
  SP Strategic Partners Focused Growth Portfolio       09/00           N/A       N/A        N/A      -45.21%
AIM Variable Insurance Funds Inc.
  AIM V.I. Growth and Income Fund                      05/94       -16.02%    15.32%        N/A       15.70%
  AIM V.I. Value Fund                                  06/93       -16.11%    14.07%        N/A       15.03%
American Century Variable Portfolios, Inc.
  American Century VP Value                            05/96        16.15%       N/A        N/A        8.06%
Credit Suisse Warburg Pincus Trust
  Global Post-Venture Capital Portfolio                09/96       -30.50%       N/A        N/A        6.55%
Franklin Templeton Variable Products Series Fund
  Franklin Small Cap Fund -- Class 2                   09/98       -17.99%       N/A        N/A       25.90%
Janus Aspen Series Growth Portfolio                    09/93       -16.01%    17.55%        N/A       16.09%
  International Growth Portfolio                       05/94       -17.38%    21.56%        N/A       18.31%
MFS Variable Insurance Trust
  Emerging Growth Series                               07/95       -20.99%    20.32%        N/A       21.74%
  Research Series                                      07/95        -6.47%    14.69%        N/A       15.25%
OCC Accumulation Trust Managed Portfolio               08/88         7.88%    11.38%      8.80%       15.16%
Small Cap Portfolio                                    08/88        41.76%    11.60%      7.69%       11.96%
T. Rowe Price Equity Series -- Value Portfolio
  Portfolio                                            03/94        11.14%    12.44%        N/A       14.66%
International Seires -- Int'l Stock Portfolio          03/94       -19.25%     6.70%        N/A        6.33%


------------------


    NOTE 1: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.



    The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown.